EXHIBIT 10.kk

                   COMPENSATION AND INDEMNIFICATION AGREEMENT

This COMPENSATION AND INDEMNIFICATION AGREEMENT is made and entered into as of the 29th day of June, 1998 (the "Agreement") among, on the one hand, SUNBEAM CORPORATION, a Delaware corporation (including all subsidiaries and affiliates thereof, collectively referred to herein as the "Company"), and, on the other hand, Howard G. Kristol, Charles M. Elson, Peter A. Langerman and Faith Whittlesey (each, a "Special Committee Member", collectively referred to herein as the "Special Committee").

                  WHEREAS, the Executive Committee of the Company's Board of Directors, pursuant to a resolution unanimously adopted by such Executive Committee on June 29, 1998, established the Special Committee for the purpose of considering, negotiating and approving (if the Special Committee deems it appropriate) on behalf of the Board of Directors of the Company transactions and arrangements with Mafco Holdings, Inc. and its affiliates ("Mafco") arising out of the acquisition of The Coleman Company, Inc. ("Coleman") by the Company from Mafco and pertaining to Mafco's future involvement in the management and affairs of the Company, including, without limitation, any additional issuances of shares, warrants or options related thereto; and

                  WHEREAS, the Executive Committee of the Company's Board of Directors, pursuant to the aforementioned resolution, appointed the directors identified above as the members of the Special Committee; and

                  WHEREAS, in order to induce the Special Committee Members to serve as the members of the Special Committee and to accept the additional duties, responsibilities and burdens associated with such service, the Company desires, and the Executive Committee of the Board of Directors resolved, to provide the Special Committee Members with the compensation and indemnification arrangements set forth herein; and

                  WHEREAS, the Special Committee Members are willing to serve and continue to serve as the members of the Special Committee on the terms set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. SERVICE ON THE SPECIAL COMMITTEE; SCOPE OF INDEMNIFICATION. Each Special Committee Member hereby agrees to serve as a member of the Special Committee on and subject to the terms set forth herein and in the Executive Committee resolution described in the recitals hereto. It is understood and agreed that each Special Committee Member, in his or her sole discretion, may resign from such position at any time and for any reason, and that the Special Committee Members at any time may recommend the dissolution of the Special Committee to the Board of Directors of the Company. The Company's obligation to indemnify each Special Committee Member in the manner set forth in this Agreement shall continue in full force and effect, consistent with the terms of
Section 9 of this Agreement, notwithstanding any termination of appointment or resignation of any Special Committee Member that may occur or the dissolution of the Special Committee. The Company's obligation to indemnify or compensate each Special Committee Member in the manner set forth in this Agreement shall apply to any new or replacement Special Committee Member(s) that may be appointed to the Special Committee from time to time, unless and except to the extent that any express modifications or exceptions to this Agreement with respect to such new or replacement Special Committee Member(s) are set forth in a written instrument duly executed by the Company and the relevant Special Committee Member(s).

                  2. COMPENSATION AND EXPENSE REIMBURSEMENT. As compensation for their services as Special Committee Members, each Special Committee Member other than the Chairman of the Special Committee shall receive from the Company a fee in the amount of thirty-five thousand dollars ($35,000), and the Chairman of the Special Committee shall receive from the Company a fee in the amount of fifty thousand dollars ($50,000). Such fees shall be payable to each Special Committee Member upon the execution of this Agreement by the parties hereto. The compensation arrangements contained in this Section 2 shall be subject to further review, from time to time, by the Board of Directors of the Company to determine whether any supplemental fees shall be paid to the Special Committee Members. In addition to the foregoing, each Special Committee Member shall be reimbursed by the

Company for his or her out-of-pocket travel and other reasonable expenses (including reasonable attorneys' fees and expenses) incurred in connection with his or her service on the Special Committee, in a manner consistent with the Company's policies and procedures pertaining to the reimbursement of the expenses incurred by members of its Board of Directors.

                  3. INDEMNITY.

                    (a) In the event that a Special Committee Member is, or is threatened to be made, a party to or participant in any Proceeding (as defined in Section 13(e) of this Agreement), whether such Proceeding is by or in the right of the Company, any third party or any other person or entity, the Company hereby agrees to hold harmless and indemnify each Special Committee Member from and against any and all Expenses (as defined in Section 12(b) of this Agreement), judgments, penalties, liabilities, losses, claims, damages, fines and amounts, including but not limited to amounts paid in settlement, incurred by such Special Committee Member, or incurred on his or her behalf, to the fullest extent authorized or permitted by applicable law, by the Certificate of Incorporation of the Company and by the Company's By-Laws, as the foregoing may be amended, restated or otherwise modified from time to time, and including, without limitation, any and all Expenses, judgments, penalties, liabilities, losses, claims, damages, fines and amounts (including but not limited to amounts paid in settlement) arising out of or relating to the actual or alleged acts, omissions, negligence or active or passive wrongdoing of such Special Committee Member. The only limitation that shall exist upon the Company's indemnification obligations pursuant to this Agreement is that the Company shall not be obligated to make any indemnity-related payment to a Special Committee Member that is finally determined (pursuant to the procedures, and subject to the presumptions, set forth in Sections 6 and 7 hereof) to be unlawful under Delaware law.

                    (b) Notwithstanding any other provision of this Agreement to the contrary, to the extent that a Special Committee Member is a party to and is successful, on the merits or otherwise, in any Proceeding, he or she shall be indemnified pursuant to subsection (a) above to the maximum extent permitted by law. However, in the event that (i) a Special Committee Member is not wholly successful in a Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, and
(ii) it is determined that it is unlawful for the Special Committee Member to be indemnified with respect to such unsuccessful claims, issues or matters, in such instance the Company shall indemnify such Special Committee Member against all Expenses incurred by such Special Committee Member, or incurred on his or her behalf, in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in a Proceeding by dismissal, with or without prejudice, shall be deemed to be a success on the merits or otherwise as to such claim, issue or matter.

                  4. INDEMNIFICATION FOR EXPENSES INCURRED AS A WITNESS. Notwithstanding any other provision of this Agreement to the contrary, to the extent that a Special Committee Member is, by reason of his or her service as a Special Committee Member, a witness in any Proceeding to which such Special Committee Member is not a party, such Special Committee Member shall be indemnified for and against all Expenses actually and reasonably incurred by such Special Committee Member or incurred on his or her behalf in connection therewith.

                  5. ADVANCEMENT OF EXPENSES. Notwithstanding any other provision of this Agreement to the contrary, the Company shall advance or directly pay all Expenses incurred by or on behalf of a Special Committee Member in connection with any Proceeding relevant hereto, within thirty (30) days after the receipt by the Company of a statement or statements from such Special Committee Member requesting such advances or payments from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by or on behalf of, or charged to the Special Committee Member. In connection herewith, each Special Committee Member hereby agrees and undertakes to repay any Expenses advanced or paid hereunder if ultimately it is determined that any such Special Committee Member is not entitled to be indemnified or reimbursed for such Expenses in any given instance. The foregoing undertaking to repay such Expenses by the Special Committee Members shall be unsecured and interest-free. Notwithstanding the foregoing, the obligation of the Company to advance Expenses pursuant to this
Section 5 shall be subject to the condition that, if, when and to the extent that the Company reasonably determines that a Special Committee Member would not be permitted to be indemnified under applicable law (subject to the terms and conditions of Section 6 of this Agreement), the Company shall be entitled to reimbursement, within thirty (30) days of such determination, by such Special Committee Member for all such amounts theretofore paid; PROVIDED, HOWEVER, that if such Special Committee Member has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that he should be indemnified under applicable law, any determination made by the Company that such Special Committee Member is not entitled to indemnification under applicable law in a given instance shall not be binding, and such Special Committee Member shall not be required to reimburse the Company for any advance or payment of Expenses until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or have lapsed).

                  6. PROCEDURES AND PRESUMPTIONS FOR DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION AND ADVANCEMENT OF EXPENSES. It is the intent of this Agreement to secure for each Special Committee Member rights of indemnity and advancement of Expenses that are as favorable and as broad as permitted under the law and public policy of the State of Delaware. Accordingly, the parties hereby agree that the following procedures and presumptions shall apply in the event of any question or dispute as to whether a Special Committee Member is entitled to indemnification or advancement of Expenses under this Agreement:

                    (a) To obtain indemnification or any advancement of Expenses by the Company under this Agreement, a Special Committee Member shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to such Special Committee Member and as may be reasonably necessary to enable the Company to determine whether and to what extent a Special Committee Member is entitled to indemnification or advancement of Expenses. The Secretary of the Company shall, promptly upon receipt of such a request for indemnification or advancement of Expenses, advise the Board of Directors in writing that such Special Committee Member has requested indemnification, advancement of Expenses or contribution. A Special Committee Member's failure to strictly comply with the procedural requirements set forth in this Section 6, however, shall not relieve the Company of any obligation it may have to indemnify or advance hereunder and shall not alter or waive an presumptions for determination of entitlement to indemnification or advancement of Expenses contained herein.

                    (b) Upon each submission of a written request by a Special Committee Member for indemnification pursuant to subsection (a) above, a determination with respect to such Special Committee Member's entitlement thereto shall be made in accordance with one of the following methods, the selection of which method shall be at the discretion of the relevant Special Committee Member: (i) by a majority vote of the Disinterested Directors (as defined in Section 12(a) hereof), even if such Disinterested Directors constitute less than a quorum of the Board of Directors of the Company; (ii) by Independent Counsel (as defined in Section 12(c) of this Agreement) in a written opinion, pursuant and subject to the procedures and selection processes set forth in subsection (c) below; or (iii) by a majority vote of the Company's stockholders, pursuant and subject to the procedures set forth in subsection (g) below. Upon each submission of a written request by a Special Committee

Member for advancement of Expenses by the Company pursuant to subsection (a) above, such advancement of Expenses shall be made by the Company in accordance with the provisions of Section 5 hereof, PROVIDED, that in the event that the Company fails to advance Expenses in accordance therewith, the Special Committee Member shall be entitled to an adjudication thereof pursuant to Section 7(a) of this Agreement and PROVIDED, FURTHER, that the presumptions contained in this
Section 6 shall apply to the resolution, adjudication or settlement of any disputes relating to advancement of Expenses hereunder.

                    (c) If a Special Committee Member elects for the determination of entitlement to indemnification to be made by Independent Counsel pursuant to subsection (b) above, the Independent Counsel shall be selected as provided in this subsection (c). The Independent Counsel shall be selected by the Special Committee Member (unless such Special Committee Member requests that the selection be made by the Board of Directors). Such Special Committee Member or the Board of Directors of the Company, as the case may be, may, within ten (10) days after the written notice of selection is provided, deliver to the Company or to the Special Committee Member, as the case may be, a written objection to such selection; PROVIDED, HOWEVER, that any such objection may be asserted only on the grounds that the selected Independent Counsel does not meet the requirements set forth in the definition of "Independent Counsel" contained in Section 12(c) of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the counsel so selected shall act as Independent Counsel. If a written objection is made and substantiated, the selected Independent Counsel may not serve as Independent Counsel unless and until such objection is withdrawn or a court of competent jurisdiction has determined that such objection is without merit. If, within twenty (20) days after the Special Committee Member's submission of a written request for indemnification pursuant to subsection (a) above and his or her election to have his or her entitlement to indemnification determined by Independent Counsel, no Independent Counsel shall have been selected, or objections to selection have not been resolved, either the Company or the Special Committee Member may petition the Court of Chancery of the State of Delaware or any other court of competent jurisdiction for resolution of any objection made by the Company or such Special Committee Member to the other's selection of Independent Counsel and/or for the appointment of an Independent Counsel selected by the court or by such other person as the court may designate. The Company shall pay any and all Expenses of such Independent Counsel relating to its performance of services in connection herewith, and the Company shall pay all Expenses incident to the procedures contained in this subsection (c), irrespective of the manner in which such Independent Counsel was selected or appointed.

                    (d) In making a determination with respect to a Special Committee Member's entitlement to indemnification hereunder, and as available in the resolution, adjudication or settlement of any disputes relating to indemnification or advancement hereunder, the person(s) or entity making such determination or facilitating the resolution, adjudication or settlement of such dispute shall presume, and by its execution of this Agreement the Company hereby agrees to presume, that a Special Committee Member is entitled to indemnification or advancement of Expenses under this Agreement if such Special Committee Member has submitted a request for indemnification or advancement of Expenses in accordance with subsection (a) above. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence. In addition, if the person(s) or entity making a determination pursuant to subsection (b) above shall determine that a Special Committee Member is not entitled to indemnification hereunder, such determination shall not create a presumption against the Special Committee Member's entitlement to indemnification in any later action, suit or proceeding initiated by such Special Committee Member to enforce his or her rights under this Agreement.

                    (e) A Special Committee Member shall be deemed to have acted in good faith if such Special Committee Member's action is based on such Special Committee's good faith reliance upon the records or books of account of the Company or any other person, enterprise or entity, including financial statements, or on information supplied to such Special Committee Member by the officers of the Company or such other person, enterprise or entity in the course of their duties, or on the advice of legal counsel for the Company, the Special Committee or the Special Committee Member or on information or records given or reports made to the Company or the Special Committee by an independent certified public accountant, by a financial advisor or by an appraiser or other expert selected by the Company or the Special Committee. In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of the Company or any other person, enterprise or entity shall not be imputed to a Special Committee Member for purposes of determining such Special Committee Member's right to indemnification or advancement of Expenses under this Agreement. Irrespective of whether the foregoing provisions of this subsection
(e) are satisfied, it shall be presumed in any event that each Special Committee Member has at all times acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

                    (f) The Company acknowledges that a settlement or other disposition of a Proceeding short of final judgment may be desirable if it permits a party to avoid expense, delay, distraction, disruption and uncertainty. In the event that any Proceeding to which a Special Committee Member is a party is resolved in any manner other than by adverse judgment against such Special Committee Member (including, without limitation, settlement of such Proceeding with or without payment of money or other consideration), it shall not be presumed that such Special Committee Member has not been successful on the merits or otherwise in such Proceeding.

                    (g) Each Special Committee Member shall reasonably cooperate with the person(s) or entity making the determination regarding such Special Committee Member's entitlement to indemnification, including providing to such person(s) or entity upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to such Special Committee Member and reasonably necessary to such determination. Any Expenses incurred by a Special Committee Member in so cooperating with the person(s) or entity making such determination shall be borne by the Company (irrespective of the determination as to such Special Committee Member's entitlement to indemnification), and the Company hereby agrees to indemnify and hold harmless each Special Committee Member therefrom.

                  7. REMEDIES.

                    (a) In the event that: (i) a determination is made pursuant to Section 6 of this Agreement that a Special Committee Member is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 5 of this Agreement, (iii) no determination of entitlement to indemnification is made pursuant to Section 6 of this Agreement within one hundred twenty (120) days after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made within ten (10) days after a determination has been made that a Special Committee Member is entitled to indemnification pursuant to Section 6 of this Agreement, or (v) the Company has not complied with any other term of this Agreement intended for the benefit of a Special Committee Member; then, in any such event, the relevant Special Committee Member shall be entitled to an adjudication of the foregoing in an appropriate court of the State of Delaware, or in any other court of competent jurisdiction. The Company shall not oppose a Special Committee Member's right to seek any such adjudication.

                    (b) In the event that a determination shall have been made pursuant to Section 6 of this Agreement that a Special Committee Member is not entitled to indemnification, any judicial proceeding commenced pursuant to this

Section 7 shall be conducted in all respects as a de novo trial, on the merits, and such Special Committee Member shall not be prejudiced by reason of that adverse determination.

                    (c) If a determination shall have been made pursuant to
Section 6 of this Agreement that a Special Committee Member is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 7, absent a prohibition of such indemnification under applicable law.

                    (d) In the event that a Special Committee Member, pursuant to this Section 7, seeks a judicial adjudication of his or her rights under, or to recover damages for breach of, this Agreement, or to recover under any directors' and officers' liability insurance policies maintained by the Company, the Company shall pay on his or her behalf, in advance, any and all Expenses incurred by him or her in such judicial adjudication, regardless of whether such Special Committee Member ultimately is determined to be entitled to such indemnification, advancement of expenses or insurance recovery.

                    (e) The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 7 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company is bound by all the provisions of this Agreement.

                  8. NON-EXCLUSIVITY; SURVIVAL OF RIGHTS; INSURANCE;
SUBROGATION.

                    (a) The rights of indemnification set forth in this Agreement shall not be deemed exclusive of any other rights to which a Special Committee Member may at any time be entitled under applicable law, the Certificate of Incorporation of the Company, or the By-Laws of the Company. No amendment, alteration or repeal of this Agreement or any provision hereof shall limit or restrict any right of any Special Committee Member under this Agreement in respect of any action taken or omitted by such Special Committee Member in his or her capacity as a Special Committee Member prior to such amendment, alteration or repeal. To the extent that a change in the law, whether by statute or judicial decision, permits greater indemnification or advancement rights than currently are afforded under the Company's Certificate of Incorporation, the Company's By-Laws and this Agreement, it is the intent of the parties hereto that such Special Committee Member shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy conferred herein is intended to be exclusive of any other right or remedy of any Special Committee Member, and every other right or remedy shall be cumulative and in addition to every other right or remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder shall not prevent the concurrent assertion or employment of any other right or remedy.

                    (b) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, agents or fiduciaries of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person serves at the request of the Company, each Special Committee Member shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee, agent or fiduciary under such policy or policies.

                    (c) In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of a Special Committee Member, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

                    (d) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that a Special Committee Member otherwise and actually has received such payment under any insurance policy, contract, agreement or otherwise.

                  9. DURATION OF AGREEMENT. All agreements and obligations of the Company contained herein shall continue with respect to each Special Committee Member during the period in which such Special Committee Member serves as a member of the Special Committee and shall continue in perpetuity thereafter, whether or not a Special Committee Member is acting or serving in such capacity at the time any Expense, judgment, penalty, liability, loss, claim, damage, fine or amount is incurred for which indemnification or advancement can be provided under this Agreement. This Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives. This Agreement shall continue in effect irrespective of whether a Special Committee Member continues to serve as a member of the Special Committee or whether a Special Committee Member's appointment to the Special Committee is terminated for any reason.

                  10. REVOCATION. If the Board of Directors in its sole discretion (without the vote of the Special Committee Members) determines to provide any security to a Special Committee Member for the Company's obligations hereunder, any such security, once provided to a Special Committee Member, may not be revoked or released without the prior written consent of such Special Committee Member.

                  11. ENFORCEMENT; ENTIRE AGREEMENT.

                    (a) The Company expressly confirms and agrees that it has entered into this Agreement and has assumed the obligations imposed on it hereby in order to induce the Special Committee Member to serve as a member of the Special Committee, and the Company acknowledges that such Special Committee Member is relying upon this Agreement in agreeing to serve as a member of the Special Committee.

                    (b) Subject to Section 8 hereof, this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

                  12. DEFINITIONS. For purposes of this Agreement:

                    (a) "Disinterested Director" means a member of the Board of Directors of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by a Special Committee Member.

                    (b) "Expenses" shall include all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in any Proceeding or other proceeding of the type described in the definition of "Proceeding" set forth below.

                    (c) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or any Special Committee Member in any matter (other than with respect to matters concerning the rights of any Special Committee Member under this Agreement), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or any Special Committee Member in an action to determine such Special Committee Member's rights under this Agreement.

                    (d) "Proceeding" includes any actual, threatened, pending or completed action, suit, litigation, claim, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened, pending or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative or investigative, in which a Special Committee Member was, is or will be involved as a party or otherwise, (i) by reason of the fact that such Special Committee Member is or was a member of the Special Committee, or (ii) by reason of any action taken by him or her or of any inaction on his or her part while acting as a member of the Special Committee; in each case whether or not he or she is acting or serving in such capacity at the time any Expense, judgment, penalty, liability, loss, claim, damage, fine or other amount for which indemnification can be provided under this Agreement is incurred or imposed.

                  13. SEVERABILITY. If any provision or provisions of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, illegal or otherwise unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself invalid, illegal or unenforceable) shall not be affected or impaired in any way thereby and shall remain enforceable to the fullest extent permitted by law; and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

                  14. MODIFICATION AND WAIVER. No supplement, modification, waiver, termination or amendment of all or any portion of this Agreement shall be binding unless expressed in a written instrument executed by the relevant parties hereto. No waiver of any term or provision of this Agreement shall be deemed or shall constitute a waiver of any other terms or provisions hereof (whether or not similar), and any such waiver shall be effective only in the specific instance, for the specific duration and for the express purpose for which it is given. Any waiver or failure to insist upon strict compliance with any term or provision of this Agreement shall not operate as a waiver of, or an estoppel with respect to, any subsequent or other failure to comply.

                  15. NOTICE OF SERVICE BY SPECIAL COMMITTEE MEMBERS. Each Special Committee Member agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure to so notify the Company shall not relieve the Company of any obligation which it may have to such Special Committee Member under this Agreement or otherwise.

                  16. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered to and receipted for by the party to whom said notice or other communication shall have been directed, (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, or (iii) sent by telecopy or facsimile, the successful transmission and receipt of which is confirmed in a written report; in each instance to the addresses and/or facsimile or telecopy numbers set forth below:

                    (a) If to Mr. Kristol, to:

                        Howard G. Kristol
                        15 Murray Hill Road
                        Scarsdale, New York  10583
                        Facsimile:  (914) 725-6454

                        with a copy (which shall not constitute effective notice) to:

                        Stephen E. Jacobs, Esq.
                        Weil, Gotshal & Manges LLP

                        767 Fifth Avenue
                        New York, New York  10153
                        Facsimile:  (212) 310-8007

                    (b) If to Mr. Elson, to:

                        Charles M. Elson
                        3315 Mullen Avenue
                        Tampa, Florida  33609

                        with a copy (which shall not constitute effective notice) to:

                        Stephen E. Jacobs, Esq.
                        Weil, Gotshal & Manges LLP
                        767 Fifth Avenue
                        New York, New York  10153
                        Facsimile:  (212) 310-8007

                        and

                        Michael Jamieson, Esq.
                        Holland & Knight LLP
                        2000 Nations Bank Plaza
                        400 North Ashley Drive
                        Tampa, FL  33602

                    (c) If to Mr. Langerman, to:

                        Peter A. Langerman
                        11 Arlene Court
                        Short Hills, New Jersey  07078

                        with a copy (which shall not constitute effective notice) to:

                        Stephen E. Jacobs, Esq.
                        Weil, Gotshal & Manges LLP
                        767 Fifth Avenue
                        New York, New York  10153
                        Facsimile:  (212) 310-8007

                    (d) If to Ms. Whittlesey, to:

                        Faith Whittlesey
                        406 Broadway
                        Cambridge, Massachusetts  02139

                        with a copy (which shall not constitute effective notice) to:

                        Stephen F. Jacobs, Esq.
                        Weil, Gotshal & Manges LLP
                        767 Fifth Avenue
                        New York, New York  10153
                        Facsimile:  (212) 310-8007

                    (e) If to the Company, to:

                        Sunbeam Corporation
                        1615 S. Congress Avenue, Suite 200
                        Delray Beach, Florida  33445
                        Attn:  General Counsel

                        with a copy to

                        Blaine V. Fogg, Esq.
                        Skadden, Arps, Slate, Meagher & Flom
                        919 Third Avenue
                        New York, New York  10022
                        Facsimile:  (212) 735-2000;

or to such other address or facsimile or telecopy number as may have been furnished to the Special Committee Members by the Company or to the Company by a Special Committee Member, as the case may be.

                  17. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same agreement.

Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

                  18. HEADINGS. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction or interpretation thereof.

                  19. GOVERNING LAW. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware without application of the conflict of laws principles thereof.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                      SUNBEAM CORPORATION

                                      By: /s/ JANET KELLY
                                      --------------------------------------


                                      Title:



                                      ______________________________________
                                      Howard G. Kristol



                                      ______________________________________
                                      Charles M. Elson



                                      ______________________________________
                                      Peter A. Langerman



                                      ______________________________________
                                      Faith Whittlesey